     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 13, 1996


                                                      REGISTRATION NO. 333-04943

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1


                                       TO


                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                        LA JOLLA PHARMACEUTICAL COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

                     DELAWARE                                          33-0361285
          (State or other jurisdiction of                           (I.R.S. Employer
          incorporation or organization)                           Identification No.)

                            ------------------------

                             6455 NANCY RIDGE DRIVE
                          SAN DIEGO, CALIFORNIA 92121
                                 (619) 452-6600
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                STEVEN B. ENGLE
                            CHIEF EXECUTIVE OFFICER
                        LA JOLLA PHARMACEUTICAL COMPANY
                             6455 NANCY RIDGE DRIVE
                          SAN DIEGO, CALIFORNIA 92121
                                 (619) 452-6600
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   Copies to:

        BRIAN W. COPPLE, ESQ.                             ALAN C. MENDELSON, ESQ.
     GIBSON, DUNN & CRUTCHER LLP                           D. BRADLEY PECK, ESQ.
      4 PARK PLAZA, SUITE 1700                    COOLEY GODWARD CASTRO HUDDLESON & TATUM
      IRVINE, CALIFORNIA 92714                       4365 EXECUTIVE DRIVE, SUITE 1100
           (714) 451-3874                            SAN DIEGO, CALIFORNIA 92121-2128
                                                              (619) 550-6000

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this registration statement becomes effective.

     If the only securities being registered on this form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / _________

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / _________


     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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


                                EXPLANATORY NOTE



     This Amendment No. 1 to Registration Statement is filed solely for the purpose of filing Exhibit 5.1, the opinion of the registrant's counsel as to the legality of the securities being issued.


                                    PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS

     Set forth below is a list of the exhibits included as part of this Registration Statement:


EXHIBIT
NUMBER               DESCRIPTION
- ------               -----------
  1.1    Form of Underwriting Agreement(1)
  5.1    Opinion of Gibson, Dunn & Crutcher
 23.1    Consent of Ernst & Young LLP(1)
 23.2    Consent of Gibson, Dunn & Crutcher (included in Exhibit 5.1)
 24.1    Power of Attorney(1)


- ---------------

(1) Previously filed with this Registration Statement on May 31, 1996.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SAN DIEGO, STATE OF CALIFORNIA, ON JUNE 12, 1996.


                                          LA JOLLA PHARMACEUTICAL COMPANY
                                          (REGISTRANT)

                                          By: /s/       STEVEN B. ENGLE

                                            ------------------------------------
                                                      Steven B. Engle
                                                  Chief Executive Officer

                               POWER OF ATTORNEY


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



                   NAME                                    TITLE                      DATE
- ------------------------------------------      ---------------------------      --------------
         /s/ STEVEN B. ENGLE                    Director, Chief Executive         June 12, 1996
- ------------------------------------------      Officer and President
             Steven B. Engle                    (Principal Executive
                                                Officer)

          /s/  WOOD C. ERWIN                    Vice President of Finance         June 12, 1996
- ------------------------------------------      and Chief Financial Officer
              Wood C. Erwin                     (Principal Financial
                                                Officer and Principal
                                                Accounting Officer)

                        *                       Director                          June 12, 1996
- ------------------------------------------
             Thomas H. Adams

                        *                       Director                          June 12, 1996
- ------------------------------------------
            William E. Engbers

                        *                       Director                          June 12, 1996
- ------------------------------------------
             Robert A. Fildes

                        *                       Director and Chairman             June 12, 1996
- ------------------------------------------
              Joseph Stemler


         *By: /s/ STEVEN B. ENGLE
- ------------------------------------------
             Steven B. Engle
             Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                 DESCRIPTION
- ------   -----------------------------------------------------------------------
  1.1    Form of Underwriting Agreement(1)
  5.1    Opinion of Gibson, Dunn & Crutcher
 23.1    Consent of Ernst & Young LLP(1)
 23.2    Consent of Gibson, Dunn & Crutcher (included in Exhibit 5.1)
 24.1    Power of Attorney(1)


- ---------------

(1) Previously filed with this Registration Statement on May 31, 1996.